UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

ARCTURUS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38942	32-0595345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10628 Science Center Drive, Suite 250

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 900-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARCT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 10, 2023, Arcturus Therapeutics, Inc. (“Arcturus”), a subsidiary of Arcturus Therapeutics Holdings Inc. (the “Company”), entered into an amendment (the “Amendment”) to its Collaboration and License Agreement (as amended, the “CSL Collaboration Agreement”) with Seqirus, Inc., a part of CSL Seqirus (“CSL Seqirus”), pursuant to which the Company and CSL Seqirus agreed to a $17.5 million milestone payment from CSL Seqirus to the Company related to a development milestone for the LUNAR-FLU program under the collaboration. The Company has met the relevant milestone pursuant to the terms of the CSL Collaboration Agreement. The milestone payment will be used to fund the Company’s conduct of development activities under the LUNAR-FLU program.

As previously announced, in November 2022, the Company entered into the CSL Collaboration Agreement with CSL Seqirus for the global exclusive rights to research, develop, manufacture and commercialize Arcturus’ self-amplifying mRNA vaccines against COVID-19, influenza and three other respiratory infectious diseases with nonexclusive rights to pandemic pathogens. The CSL Collaboration Agreement became effective on December 8, 2022.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2023.

Item 8.01 Other Events.

On August 14, 2023, the Company issued a press release regarding the transactions described under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 14, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcturus Therapeutics Holdings Inc.
Date: August 14, 2023

	By:	/s/ Joseph E. Payne
	Name:	Joseph E. Payne
	Title:	Chief Executive Officer